UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 9, 2005
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                             Legend Investment Corp.
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              (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            000-51015                               60-0523659
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      (Commission  File Number)         (IRS Employer Identification Number)

                   7400 Scio Church Road, Ann Arbor, MI 48103
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                    (Address of Principal Executive Offices)

                                 (734) 786-1461
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              (Registrant's Telephone Number, Including Area Code)

                            Revolution Fighting, Inc.
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  3.01     UNREGISTERED  SALES  OF  EQUITY  SECURITIES.
During the two months ending February 9, 2005, Legend Investment Corp. sold to individual investors 235,000 shares of its common stock for an aggregate subscription price of $15,925. These shares of common stock were exempt from registration under the Securities Act of 1993, as amended, in reliance on Regulation E promulgated thereunder.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LEGEND  INVESTMENT  CORP.

Dated:  February  15,  2005               By:     /s/  Peter  Klamka
                                                  -------------------------
                                                  Peter  Klamka,  President